UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2024

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California

(State or other jurisdiction of incorporation)

0-13292	94-2579843
(Commission File Number)	(I.R.S. Employee Identification No.)

5700 Las Positas Road, Livermore, CA 94551-7800

(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGRC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by McGrath RentCorp, a California corporation (the “Company”) on January 29, 2024, in which the Company reported its entry into an Agreement and Plan of Merger (the “Merger Agreement”), with WillScot Mobile Mini Holdings Corp., a Delaware corporation (the “Parent”), Brunello Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub I”), and Brunello Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Parent (“Merger Sub II”). This Amendment is being filed to file a copy of the Merger Agreement that was referenced in the Form 8-K as “to be filed by amendment” as well as to furnish a copy of the letter from the Chief Executive Officer of the Company to employees regarding the transactions contemplated in the Merger Agreement. The disclosure previously provided is not changed.

Item 8.01	Other Events.

On January 29, 2024, the Chief Executive Officer of the Company sent a communication to employees providing information about the transactions contemplated in the Merger Agreement. The full text of this communication is furnished as Exhibit 99.2. The information under this Item 8.01 of this Current Report on Form 8-K/A, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1#	Agreement and Plan of Merger, dated as of January 28, 2024, by and among WillScot Mobile Mini Holdings Corp., Brunello Merger Sub I, Inc., Brunello Merger Sub II, LLC, and McGrath RentCorp*

99.1+	Press Release, dated January 29, 2024, jointly issued by WillScot Mobile Mini Holdings Corp. and McGrath RentCorp.

99.2#	Communication of Chief Executive Officer to Company Employees, dated January 29, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

#	Filed herewith

+	Previously filed

Forward-Looking Statements

This communication contains forward-looking statements (including the guidance/outlook contained herein) within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “estimates,” “expects,” “anticipates,” “believes,” “forecasts,” “plans,” “intends,” “may,” “will,” “should,” “shall,” “outlook,” “guidance,” “see,” “have confidence” and variations of these words and similar expressions identify forward-looking statements, which are generally not historical in nature. Certain of these forward-looking statements include statements relating to: WillScot Mobile Mini’s mergers and acquisitions pipeline, acceleration of WillScot Mobile Mini’s run rate, acceleration toward and the timing of our achievement of WillScot Mobile Mini’s three to five year milestones, growth and acceleration of cash flow, driving higher returns on invested capital, and Adjusted EBITDA margin expansion, as well as statements involving the proposed acquisition of McGrath, including anticipated time of closing, the expected scale, operating efficiency and synergies, stockholder, employee and customer benefits, the expected impact on our employees, the amount and timing of revenue and expense synergies, future financial benefits and operating results, expectations relating to the combined customer base and rental fleet, and tax treatment for the acquisition. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other important factors, many of which are outside our and WillScot Mobile Mini’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions, they are predictions and we can give no assurance that any such forward-looking statement will materialize. Important factors that may affect actual results or outcomes include, among others, WillScot Mobile Mini’s ability to acquire and integrate new assets and operations; WillScot Mobile Mini’s ability to judge the demand outlook; WillScot Mobile Mini’s ability to achieve planned synergies related to acquisitions; regulatory approvals, WillScot Mobile Mini’s ability to successfully execute WillScot Mobile Mini’s growth strategy, manage growth and execute WillScot Mobile Mini’s business plan; WillScot Mobile Mini’s estimates of the size of the markets for the products of the combined company; the rate and degree of market acceptance of the products of the combined property; the success of other competing modular space and portable storage solutions that exist or may become available; rising costs and inflationary pressures adversely affecting WillScot Mobile Mini’s profitability; potential litigation; general economic and market conditions impacting demand for products and services of the combined company and WillScot Mobile Mini’s ability to benefit from an inflationary environment; our ability to maintain an effective system of internal controls; and such other risks and uncertainties described in the periodic reports filed by McGrath and WillScot Mobile Mini with the SEC from time to time (including the respective Form 10-K for the year ended December 31, 2022), which are available through the SEC’s EDGAR system at www.sec.gov and on our websites. Any forward-looking statement speaks only at the date on which it is made, and the Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed acquisition of McGrath RentCorp by WillScot MobileMini (the “Proposed Transaction”). In connection with the Proposed Transaction, WillScot MobileMini will file a registration statement on Form S-4, which will contain a proxy statement of McGrath (the “proxy statement/prospectus”), and each party will file other documents regarding the Proposed Transaction with the U.S. Securities and Exchange Commission (the “SEC”) from time to time. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus will be sent to McGrath’s shareholders. Investors and security holders will be able to obtain these documents (if and when available) free of charge from the SEC’s website at www.sec.gov. The documents filed by WillScot MobileMini with the SEC may also be obtained free of charge from WillScot MobileMini by requesting them by mail at WillScot MobileMini, 4646 E Van Buren St., Suite 400, Phoenix, Arizona 85008 Attn: Investor Relations. The documents filed by McGrath RentCorp may also be obtained free of charge from McGrath RentCorp by requesting them by mail at McGrath RentCorp, 5700 Las Positas Road, Livermore, California 94551 Attn: Investor Relations.

Participants in the Solicitation

WillScot MobileMini, McGrath and their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about WillScot MobileMini’s directors and executive officers is available in WillScot MobileMini’s proxy statement, dated April 17, 2023 for the 2023 Annual Meeting of Stockholders. Information about McGrath’s directors and executive officers is available in McGrath’s proxy statement, dated April 28, 2023, for its 2023 Annual Meeting of Shareholders. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction if and when they become available. Investors should read the proxy statement/prospectus carefully if and when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC, WillScot Mobile Mini or McGrath as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional information about WillScot Mobile Mini can be found on the company’s website at www.willscotmobilemini.com.

Additional information about McGrath RentCorp can be found on the company’s website at www.mgrc.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated: January 29, 2024
	By:	/s/ Keith E. Pratt
Keith E. Pratt
Chief Financial Officer

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